                                        Rule 424(b)(3)
                                      File No. 33-59612



        PROSPECTUS SUPPLEMENT NO. 3 DATED DECEMBER 17, 1996
                 TO PROSPECTUS DATED JUNE 11, 1996

                      PATHMARK STORES, INC.
            9-5/8% SENIOR SUBORDINATED NOTES DUE 2003
                11-5/8% SUBORDINATED NOTES DUE 2002
             12-5/8% SUBORDINATED DEBENTURES DUE 2002
       JUNIOR SUBORDINATED DEFERRED COUPON NOTES DUE 2003

            THIS PROSPECTUS SUPPLEMENT IS INTENDED TO BE READ
         IN CONJUNCTION WITH THE PROSPECTUS DATED JUNE 11, 1996


RECENT OPERATING RESULTS. Attached hereto is the Company's Quarterly Report on Form 10-Q for the quarter ended November 2, 1996, which includes, among other things, the unaudited consolidated financial statements of the Company for the three and nine months ended November 2, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the three and nine months ended November 2, 1996.

                   --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
     THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                          IS A CRIMINAL OFFENSE.